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                                                                     EXHIBIT 1.1

                        UNION PLANTERS HOME EQUITY CORP.

                       MORTGAGE PASS-THROUGH CERTIFICATES

                                [SERIES 2000-__]

                                     FORM OF
                             UNDERWRITING AGREEMENT


                                                              [__________, 2000]


Ladies and Gentlemen:

         Union Planters Home Equity Corp., a Delaware corporation (the "Company") proposes to sell to you (the "Underwriter"), the Mortgage Pass-Through Certificates of the series and classes, and in the respective original principal or notional, as the case may be, amounts or percentage interests, set forth in Schedule I hereto (the "Offered Securities"), evidencing ownership interests in a trust consisting of [____________________] to be acquired by the Company (the "Assets") and [____________________] (collectively, the "Trust Fund"). The Assets will be acquired by the Company on the Closing Date (as defined herein) from the asset seller (the "Asset Seller") specified in the Prospectus Supplement (as defined herein) pursuant to a [____________________] dated as of [____________________]. The Assets will be of the type and will have the characteristics described in the Prospectus Supplement, subject to the variances, ranges, minimums and maximums set forth in the Prospectus Supplement, and will have the aggregate principal balance set forth in the Prospectus Supplement, subject to an upward or downward variance in principal balance, not to exceed the percentage set forth in the Prospectus Supplement.

         The Offered Securities, together with the other classes of certificates of the series specified on [Schedule II] hereto [(the "___________," and collectively with the ______________, the "Securities")] are to be issued under a [____________________] (the [____________________]), dated as of the Cut-Off
Date (as defined in the Prospectus Supplement), among the [____________________]. The Offered Securities of each class will be issued in the minimum denominations and will have the terms set forth in the Prospectus Supplement. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the [____________________].

         1. Representations and Warranties. The Company represents and warrants to and agrees with the Underwriter that:

                  (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. [____________________]) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of


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         [____________________] and [____________________] (issuable in series), including the Securities, which registration statement has become effective, and a copy of which, as amended to the date hereof, has heretofore been delivered to you. The Company proposes to file with the Commission pursuant to Rule 424(b) under the rules and regulations of the Commission under the Act (the "1933 Act Regulations") a supplement dated [____________________] (the "Prospectus Supplement"), to the prospectus dated [____________________] (the "Basic Prospectus"), relating to the Offered Securities and the method of distribution thereof. Such registration statement (No. [____________________]) including exhibits thereto and any information incorporated therein by reference including "Computational Materials" and "ABS Term Sheets" (collectively, the "Computational Materials and ABS Term Sheets") as defined in the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, the No-Action Letter of May 27, 1994 issued by the Commission to the Public Securities Association and the No-Action Letter of March 9, 1995 issued by the Commission to the Public Securities Association (the "SEC No-Action Letters"), as amended at the date hereof, is hereinafter called the "Registration Statement"; and the Basic Prospectus and the Prospectus Supplement and any information incorporated therein by reference including Computational Materials and ABS Terms Sheets, together with any amendment thereof or supplement thereto authorized by the Company on or prior to the Closing Date for use in connection with the offering of the Offered Securities, are hereinafter called the "Prospectus". Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 424, or prior to the effective date of the Registration Statement pursuant to Rule 402(a), or 424(a) is hereinafter called a "Preliminary Prospectus Supplement."

                  (ii) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending or, to the Company's knowledge, threatened by the Commission.

                  (iii) The Registration Statement and the Prospectus, as of the date of the Prospectus Supplement, conform, and the Registration Statement as of the effective date (the "Effective Date") and the Prospectus, as of its date, each as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Offered Securities, complied in all material respects to the requirements of the Act and the 1933 Act Regulations, and the Registration Statement, as of the Effective Date, did not, and as of the Closing Date, will not, contain any untrue statement of a material fact and did not and will not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date of the Prospectus Supplement did not, and as of the Closing Date, will not contain any untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in the Prospectus


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         or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by Morgan Stanley & Co. Incorporated specifically for use in connection with the preparation of the Prospectus or any revision or amendment thereof or supplement thereto, and any information in any Computational Materials or ABS Term Sheets required to be provided by the Underwriter to the Company pursuant to Section 4.2, except to the extent that such information constitutes Pool Information. As used herein, "Pool Information" means information with respect to the assumed characteristics of the Assets and administrative and servicing fees. The Company acknowledges that the Underwriter Information (as defined herein) constitutes the only information furnished in writing by you or on your behalf for use in connection with the preparation of the Registration Statement or the Prospectus Supplement.

                  (iv) At or prior to the Closing Date, the direction by the Company to the Trustee to execute, authenticate and deliver the Offered Securities will have been duly authorized by the Company, and the Offered Securities, when executed and authenticated in accordance with the [_______________] Agreement, and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement will be duly and validly issued and outstanding and entitled to the benefits of such Agreement. Each Security of the classes indicated to be "mortgage related securities" under the heading "Legal Investment" in the Prospectus Supplement will, when issued, be a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act.

                  (v) This Agreement has been duly authorized, executed and delivered by the Company. At or prior to the Closing Date, the [_______________] Agreement and [_______________] Agreement will have been duly authorized, executed and delivered by the Company and will conform in all material respects to the descriptions thereof contained in the Prospectus and, assuming the valid execution and delivery thereof by the other parties thereto, the [_______________] Agreement and the [_______________] Agreement will constitute a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally, by general principles of equity and by the effect of the exercise by the Trustee of certain remedial provisions, including waivers, against the Assets.

                  (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under the [_______________] Agreement or the [_______________] Agreement, as applicable and this Agreement.

                  (vii) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as a part of any amendment thereto, or filed pursuant to Rule 424 or Rule 462 under the Act, complied as to form, when so filed, in all material respects with the Act and the rules and regulations of the Commission thereunder.


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                  (viii)   Neither the execution and delivery by the Company of,
         nor the performance by the Company of its obligations under, this Agreement, the [_______________] Agreement or the [_______________]
         Agreement will contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the [_______________] Agreement or the [_______________] Agreement, except such as may be required by the securities or "blue sky" laws of the various states in connection with the offer and sale of the Offered Securities or such other approvals as have been obtained.

                  (ix) There are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company are subject that are required to be described in the Registration Statement or the Prospectus and that are not so described, nor are there any statutes, regulations, contracts or other documents required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (x) At the time of execution and delivery of the [_______________] Agreement and the [_______________] Agreement, (1)
         the Company will own the Assets being transferred to the Trust Fund pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"), except to the extent permitted in the related agreement, and will not have assigned to any person other than the Trust Fund any of its right, title or interest in the Assets, (2) the Company will have the power and authority to transfer the Assets to the Trust Fund and to transfer the Offered Securities to you, (3) upon execution and delivery to the Trustee of the [_______________] Agreement and the [_______________] Agreement, and delivery of the Offered Securities to the Company, the Trust Fund will own the Assets free of Liens other than Liens permitted by the related agreement or created or granted by you and (4) upon payment and delivery of the Offered Securities to you, you will acquire ownership of the Offered Securities, free of Liens other than Liens permitted by the related agreement or created or granted by you.

                  (xi) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the [_______________] Agreement and [_______________] Agreement and the
         Securities have been or will be paid by the Company at or prior to the Closing Date.

                  (xii) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise,


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         or in the earnings, business or operations of the Company, since
         [____________________].

                  (xiii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell, and the Underwriter agrees to purchase from the Company, the respective actual or notional, as the case may be, amounts or percentage interests set forth in [Schedule __] hereto in the respective classes of Offered Securities at the respective purchase price for each such class set forth therein.

         3. Delivery and Payment. The Offered Securities shall be delivered at the office, on the date and at the time specified in, [Schedule __] attached hereto, which place, date and time may be changed by agreement between the Underwriter and the Company (such date and time of delivery of and payment for such Offered Securities being hereinafter referred to as the "Closing Date"). Delivery of the Offered Securities (which Offered Securities shall also be referred to herein as the "DTC Registered Securities") shall be made to you through The Depository Trust Company ("DTC"), against payment by you of the purchase prices thereof to or upon the order of the Company by wire transfer in immediately available funds. The Company agrees to have the Offered Securities available for inspection, checking and packaging by you in New York, New York not later than [____________________] p.m., New York City time, on the business day prior to the Closing Date.

         4.       Offering by Underwriter.

         4.1 It is understood that the Underwriter proposes to offer the Offered Securities for sale to the public as set forth in the Prospectus and that you will not offer, sell or otherwise distribute the Offered Securities (except for the sale thereof in exempt transactions) in any state in which the Offered Securities are not exempt from registration under "blue sky" or state securities laws (except where the Offered Securities will have been qualified for offering and sale at your direction under such "blue sky" or state securities laws).

         4.2 It is understood that the Underwriter may prepare and provide to prospective investors certain Computational Materials and ABS Term Sheets in connection with the offering of the Offered Securities, subject to the following conditions:

         (a) All Computational Materials and ABS Term Sheets provided by the Underwriter to prospective investors that are required to be filed pursuant to the SEC No-Action Letters shall bear a legend on each page including the following statement:

         "THE INFORMATION CONTAINED HEREIN HAS BEEN PROVIDED BY
         [____________________] NEITHER THE ISSUER OF THE SECURITIES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.


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         THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
         APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION."

In the case of Collateral Term Sheets (as defined in the SEC No-Action Letters), such legend shall also include the following statement:

         "THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY [____________________]."

Notwithstanding the foregoing, this subsection (a) will be satisfied if all Computational Materials and ABS Term Sheets referred to therein bear a legend in a form previously approved in writing by the Company.

         (b) Any Computational Material and ABS Term Sheets are subject to the review by and approval of the Company prior to their distribution to any prospective investors and a copy of such Computational Material and ABS Term Sheets as are delivered to prospective investors shall, in addition to the foregoing delivery requirements, be delivered to the Company prior to delivery to prospective investors.

         (c) The Underwriter shall provide to the Company, for filing on Form 8-K as provided in Section 5(h), copies (in such format as required by the Company) of all Computational Materials and ABS Term Sheets prepared by it that are required to be filed with the Commission pursuant to the SEC No-Action Letters. The Underwriter may provide copies of the foregoing in a consolidated or aggregate form that includes all information required to be filed. All Computational Materials and ABS Term Sheets described in this Section 4.2(c) must be provided to the Company not later than [____________________] a.m. New York time one business day before filing thereof is required pursuant to the terms of the SEC No-Action Letters. The Underwriter agrees that it will not provide to any investor or prospective investor in the Offered Securities any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials and ABS Term Sheets are required to be provided to the Company pursuant to this Section 4.2(c) (other than copies of Computational Materials or ABS Term Sheets previously submitted to the Company in accordance with this Section 4.2(c) for filing pursuant to Section 5(h)), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Prospectus to such investor or prospective investor.

         (d) All information included in the Computational Materials and ABS Term Sheets shall be generated based on substantially the same methodology and assumptions that are used to generate the information in the Prospectus Supplement as set forth therein; provided, however, that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. If any Computational Materials or


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ABS Term Sheets that are required to be filed were based on assumptions with respect to the Assets that are incorrect, that differ from the final Pool Information in any material respect or on Security structuring terms that were revised in any material respect prior to the printing of the Prospectus, the Underwriter shall prepare revised Computational Materials or ABS Term Sheets, as the case may be, based on the final Pool Information and structuring assumptions, circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof that indicated orally to the Underwriter they would purchase all or any portion of the Securities, and include such revised Computational Materials and ABS Term Sheets (marked, "as revised") in the materials delivered to the Company pursuant to Section 4.2(c).

         (e) The Company shall not be obligated to file any Computational Materials or ABS Term Sheets that (i) in the reasonable determination of the Company and the Underwriter are not required to be filed pursuant to the SEC No-Action Letters or (ii) have been determined to contain any material error or omission, provided that, at the request of the Underwriter, the Company will file Computational Materials or ABS Term Sheets that contain a material error or omission if clearly marked and accompanied by corrected Computational Materials or ABS Term Sheets that are marked "Revised". In the event that at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Company or the Underwriter, to contain a material error or omission, the Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected version of such Computational Materials and ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to the Underwriter they would purchase all or any portion of the Offered Securities, or actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials and ABS Term Sheets (marked, "as corrected") to the Company for filing with the Commission in a subsequent Form 8-K submission (subject to the Company's obtaining an accountant's comfort letter in respect of such corrected Computational Materials and ABS Term Sheets, which shall be at the expense of the Underwriter) provided that if any such letter is required to be revised solely because of a change in the Pool Information, any additional expenses for such letter resulting from the change in Pool Information shall be paid by the Company.

         (f) If the Underwriter does not provide any Computational Materials and ABS Term Sheets to the Company pursuant to Section 4.2(c), the Underwriter shall be deemed to have represented, as of the Closing Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Offered Securities that is required to be filed with the Commission in accordance with the SEC No-Action Letters, and the Underwriter shall provide the Company with a certification to that effect on the Closing Date.

         4.3 The Underwriter represents and warrants and agrees with the Company that as of the date hereof and as of the Closing Date that: (i) the Computational Materials and ABS Term Sheets furnished by it to the Company pursuant to Section 4.2(c) constitute (either in original, aggregate or consolidated form) all of the materials furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Company that are required to be filed


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with the Commission with respect to the Offered Securities in accordance with the SEC No-Action Letters, and such Computational Materials and ABS Term Sheets comply with the requirements of the SEC No-Action Letters; (ii) on the date any such Computational Materials and ABS Term Sheets with respect to such Securities (or any written or electronic materials furnished to prospective investors on which the Computational Materials and ABS Term Sheets are based) were last furnished to each prospective investor and on the date of delivery thereof to the Company pursuant to Section 4.2(c) and on the related Closing Date, such Computational Materials and ABS Term Sheets (or materials) were accurate in all material respects when read in conjunction with the Prospectus (taking into account the assumptions explicitly set forth in the Computational Materials), except to the extent of any errors therein that are caused by errors in the Pool Information; (iii) the Underwriter has not and will not represent to potential investors that any Computational Materials and ABS Term Sheets were prepared or disseminated on behalf of the Company; and (iv) all Computational Materials and ABS Term Sheets (or underlying materials distributed to prospective investors by it on which the Computational Materials and ABS Term Sheets were based) contained and will contain the legend in the form set forth in Section 4.2(a) (or in such other form previously approved in writing by the Company).

         Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any Computational Materials or ABS Term Sheets (or any written or electronic materials furnished to prospective investors on which the Computational Materials or ABS Term Sheets are based) included or will include any inaccurate statement resulting directly from any error contained in the Pool Information.

         5.       Agreements. The Company agrees with the Underwriter that:

         (a) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Securities for so long as any Offered Securities remain outstanding, the Company will furnish you with a copy of each such proposed amendment or supplement and will not file any such proposed amendment or supplement to which the Underwriter reasonably objects.

         (b) The Company will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 424 under the Act by means reasonably calculated to result in filing with the Commission pursuant to said rule and, if necessary, within [___] days of the Closing Date, will transmit for filing by means reasonably calculated to result in filing with the Commission a report on Form 8-K for purposes of filing the [_______________] Agreement, and will promptly advise the Underwriter when the Prospectus Supplement has been so filed.

         (c) Prior to the termination of the offering of the Offered Securities, the Company will promptly advise the Underwriter (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Securities), (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any


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additional information (unless such request for additional information does not relate to the Securities), (iii) of any written notification received by the Company of the suspension of qualification of the Offered Securities, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or to the knowledge of the Company, the threatening of any proceeding for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Except as otherwise provided in Section 5(d), the Company will not file prior to the termination of such offering any amendment to the Registration Statement or any revision of or supplement to the Prospectus (other than any such amendment, revision or supplement which does not relate to the Securities) which shall be disapproved by the Underwriter after reasonable notice and review of such filing.

         (d) If at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (ii) it shall be necessary to revise, amend or supplement the Prospectus to comply with the Act or the rules and regulations of the Commission thereunder, the Company promptly will notify the Underwriter and will, upon the request of the Underwriter, or may, after consultation with the Underwriter, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to the Underwriter as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

         (e) The Company will furnish to the Underwriter and counsel to the Underwriter, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Offered Securities is required under the Act, as many copies of the Prospectus, any documents incorporated by reference therein and any revisions or amendments thereof or supplements thereto as may be reasonably requested.

         (f) The Company will endeavor to arrange for the qualification of the Securities for sale under the laws of such jurisdictions as you may reasonably designate and will maintain such qualification in effect so long as required for the initial distribution of the Securities; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not so subject.

         (g) Whether or not the transactions contemplated in the [_______________] Agreement were consummated or this Agreement is terminated, the Company shall pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel in connection with the registration and delivery of the Offered Securities under the Act and all other fees or


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expenses in connection with the preparation and filing of the Registration
Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Offered Securities to the Underwriter, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any "blue sky" memorandum in connection with the offer and sale of the Offered Securities under state securities laws and all expenses in connection with the qualification of the Offered Securities for offer and sale under state securities laws as provided in Section 5(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the "blue sky" memorandum, (vi) all filing fees and disbursements of counsel for the Underwriter incurred in connection with any review and qualification of the offering by the National Association of Securities Dealers, Inc., (v) the cost of printing the Offered Securities, (vi) the costs and charges of any transfer agent, registrar or depositary, and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

         (h) So long as any Offered Securities are outstanding, upon request of the Underwriter, the Company will, or will cause the Master Servicer to, furnish to the Underwriter, as soon as available, a copy of (i) the annual statement of compliance delivered by the Master Servicer to the Trustee under the [_______________] Agreement, (ii) the annual independent public accountants' servicing report furnished to the Trustee pursuant to the [_______________] Agreement, (iii) each report of the Company regarding the Offered Securities filed with the Commission under the Exchange Act or mailed to the holders of the Offered Securities and (iv) from time to time, such other information concerning the Offered Securities which may be furnished by the Company or the Master Servicer without undue expense and without violation of applicable law.

         (i) The Company shall file the Computational Materials and ABS Term Sheets (if any) provided to it by the Underwriter under Section 4.2(c) with the Commission pursuant to a Current Report on Form 8-K within the time periods required by the SEC No-Action Letters; provided, however, that prior to such filing of the Computational Materials and ABS Term Sheets (other than any Collateral Term Sheets that are not based on the Pool Information) by the Company, the Underwriter must comply with its obligations pursuant to Section
4.2 and the Company must receive a letter from PricewaterhouseCoopers L.L.P., certified public accountants, satisfactory in form and substance to the Company and its counsel, to the effect that such accountants have performed certain specified procedures, all of which have been agreed to by the Company, as a result of which they determined that all information that is included in the Computational Materials and ABS Term Sheets (if any) provided by the Underwriter to the Company for filing on Form 8-K, as provided in Section 4.2 and this
Section 5(i), is accurate except as to such matters that are not deemed by the Company to be material. The foregoing letter shall be at the sole expense of the Company. The Company shall file any corrected Computational Materials or ABS Term Sheets described in Section 4.2(e) as soon as practicable following receipt thereof.


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         6.       Conditions to the Obligations of the Underwriter. The
obligation of the Underwriter to purchase the Offered Securities to be purchased by it shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Company made in any officer's certificate pursuant to the provisions hereof, to the performance in all material respects by the Company of its obligations hereunder and to the following additional conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending or, to the knowledge of the Company, threatened, and the Prospectus Supplement shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424 under the Act.

         (b) The Company shall have furnished to the Underwriter a certificate, dated the Closing Date, of the Company, signed by a vice president of the Company, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, this Agreement, and the [_______________] Agreement, as applicable, and that:

                  (i) The representations and warranties of the Company in this Agreement and the [_______________] Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to his knowledge, have been threatened as of the Closing Date;

                  (iii) Nothing has come to the attention of such person that would lead him to believe that the Prospectus (other than any Computational Materials or ABS Term Sheets incorporated therein by reference) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (iv)     Since [____________________], there has been no
                           material adverse change (not in the ordinary course of business) in connection with the Company.

         (c) The Company shall have furnished or caused to have been furnished to the Underwriter a certificate, dated the Closing Date, of the Asset Seller, signed by a vice president or an assistant vice president of the Asset Seller, to the effect that the signer of such certificate has carefully examined the Prospectus and nothing has come to the attention of such person that would lead him to believe that the Prospectus contains any untrue statement of a material fact with respect to the Asset Seller or the Assets or omits to state any material fact with respect to the Asset Seller or the Assets necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) The Company shall have furnished to you an opinion, dated the Closing Date, of Hunton & Williams, counsel to the Company, substantially to the effect that:

                  (i) The Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial and statistical information contained therein as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

                  (ii) To the best knowledge of such counsel, there are not material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

                  (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                  (iv) This Agreement has been duly authorized, executed and delivered by the Company;

                  (v) Each of the [_______________] Agreement and the [_______________] Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by other parties thereto, constitutes a valid, legal and binding agreement of the Company, is enforceable against the Company in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, to general principals of equity regardless of whether enforcement is sought in a proceeding in equity or at law and to the effect of the exercise by the Trustee of certain remedial provisions, including waivers, against the Assets;

                  (vi) The Offered Securities have been duly authorized and, assuming authentication and delivery in the manner contemplated in the [_______________] Agreement, and upon delivery by the Company of the Offered Securities to be purchased by the Underwriter and payment by the Underwriter of the purchase price therefor in the manner contemplated by this Agreement, the Offered Securities will be (A) validly issued and outstanding and entitled to the benefits of the [_______________] Agreement and (B) free and clear of any lien, pledge, encumbrance or other security interest other than one permitted by the [_______________] Agreement or created or granted by the Underwriter;

                  (vii) To the best knowledge of such counsel, no consent, approval, authorization or order of any [New York, Delaware] or federal governmental agency or body or any [New York, Delaware] or federal court is required for the consummation by the Company of the transactions contemplated by the terms of this Agreement, the [_______________] Agreement or the [_______________] Agreement, except such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Offered Securities, any recordations of the assignment of the Assets to the Trustee (to the extent such recordations are required pursuant to the [_______________] Agreement) that have not yet been completed and such other approvals as have been obtained;

                  (viii) The sale of the Offered Securities to be purchased by the Underwriter pursuant to this Agreement and the consummation of any of the transactions contemplated by the terms of the [_______________] Agreement, [_______________] Agreement or this Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of incorporation of the Company, or to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Company is a party or by which it is bound, or any New York, Delaware or federal statute or regulation applicable to the Company or an order of any New York, Delaware or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company;

                  (ix) The Offered Securities, the [_______________] Agreement and the [_______________] Agreement conform to the descriptions thereof contained in the Prospectus;

                  (x) The statements in the Prospectus and the Prospectus Supplement, as the case may be, under the headings "Federal Income Tax Consequences" and "ERISA Considerations," to the extent that they constitute matters of New York or federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

                  (xi) The Securities indicated under the heading ["____________________"] in the Prospectus Supplement to be "mortgage related securities" will be mortgage related securities, as defined in Section 3(a)(41) of the Exchange Act, so long as such Securities are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization;

                  (xii) The [_______________] Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund created by the

                           [_______________] Agreement is not required to be registered under the Investment Company Act of 1940, as amended; and

                  (xiii) The Trust Fund as described in the Prospectus Supplement and the [_______________] Agreement will qualify as one or more "real estate mortgage investment conduits" (each, a "REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (i) an election is made to treat various portions of the Trust Fund as a REMIC, (ii) compliance with the [_______________] Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

         Such counsel shall also state that nothing has come to its attention that would lead such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement, and on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to (i) financial and statistical information contained therein or (ii) any description in the Prospectus of any third party providing credit enhancement to the Securities.

         Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the [_______________] Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company or its affiliates. Such opinion may be qualified as an opinion only on the corporate laws of the [State of Delaware, the laws of the State of New York] and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriter.

         (e) The Underwriter shall have received from their counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Offered Securities, the Registration Statement and the Prospectus, and such other related matters as you may reasonably require.

         (f) You shall have received from [____________________], certified public accountants, (a) a letter dated the date hereof and satisfactory in form and substance to you and your counsel, to the effect that they have performed certain specified procedures, all of which have been agreed to by you, as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement under the captions "Description of the Mortgage Loans", "Description of the Certificates" and "Yield, Prepayment and Maturity Considerations" agrees with the records of the Company and the Asset

Seller excluding any questions of legal interpretation and (b) the letter prepared pursuant to Section 5(i).

         (g) On or prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Asset Seller which in your reasonable judgment materially impairs the investment quality of the Offered Securities so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Offered Securities as contemplated by the Prospectus.

         (h) The Offered Securities shall be rated not lower than the required ratings set forth under the heading "Rating" in the Prospectus Supplement, and on the Closing Date such ratings shall not have been rescinded and no public announcement shall have been made that any such required rating of the Offered Securities has been placed under review (otherwise than for possible upgrading).

         (i) The Underwriter shall have received copies of any opinions of counsel to the Company supplied to the rating organizations relating to certain matters with respect to the Securities. Any such opinions shall be dated the Closing Date and addressed to the Underwriter or accompanied by reliance letters addressed to the Underwriter.

         (j) All Classes of Securities being publicly offered by the Underwriter shall have been issued and paid for pursuant to the terms of this Agreement.

         (k) The Trustee shall have furnished to the Underwriter an opinion dated the Closing Date, of counsel to the Trustee (who may be an employee of the Trustee), substantially to the effect that:

                  (i) The Trustee has full corporate power and authority to execute and deliver the [_______________] Agreement and to perform its obligations thereunder and to execute, countersign and deliver the Securities.

                  (ii) The [_______________] Agreement has been duly authorized, executed and delivered by the Trustee.

                  (iii) The [_______________] Agreement is a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship and similar laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity, regardless of whether such enforcement is considered in a proceeding at law or equity.

         Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the [_______________] Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Trustee or its affiliates. Such opinion may be qualified as an opinion only on the laws of the State of New York and federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriter.

         (l) The Asset Seller shall have sold the Assets to the Company pursuant to the [_______________] Agreement.

         (m) The Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Underwriter and its counsel.

         (n) Since [____________________], there shall have been no material adverse change (not in the ordinary course of business) in the judgment of the Underwriter in the condition of the Company that makes it, in the judgment of the Underwriter, impracticable to market the Securities on the terms and in the manner contemplated by the Prospectus.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

         7. Indemnification and Contribution. The Company and Union Planters Bank, National Association agree, jointly and severally, to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, or other Federal or State Statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) were caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof or other filing incorporated by reference therein, including Computational Materials and ABS Term Sheets, or in any preliminary prospectus or the Prospectus or incorporated by reference therein, including Computational Materials and ABS Term Sheets (if used within the period mentioned in Section 5(a) and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities were caused by any such untrue statement or omission or alleged untrue statement or omission made therein based upon and in conformity with (i) the information furnished in writing to the Company by [____________________]
specifically for use in connection with the preparation of the Registration Statement, any preliminary prospectus or the Prospectus or any revision or amendment thereof or supplement thereto and (ii) any information in any Computational Materials or ABS Term Sheets required to be provided by the Underwriter to the Company pursuant to Section 4.2, except to the extent such material misstatement or omission is based upon the Pool Information (such information, the "Underwriter Information"). Such indemnity with respect to any Corrected Statement (as defined below) in such Prospectus (or supplement thereto) shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any loss, claim, damage or liability purchased the Offered Securities that are the subject thereof if such person did not receive a copy of the supplement to such Prospectus at or prior to the confirmation of the sale of such Securities and the untrue statement or omission of material fact contained in such Prospectus (or supplement thereto) was corrected (a "Corrected Statement") in such other supplement and such supplement was furnished by the Company to the Underwriter prior to the delivery of such confirmation.

         The Underwriter agrees to indemnify and hold harmless the Company and its directors and officers who sign the Registration Statement and any person controlling the Company within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to (i) information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for use in connection with the preparation of the Registration Statement, any preliminary prospectus or the Prospectus or any revision or amendment thereof or supplement thereto and (ii) any Computational Materials, the ABS Term Sheets or the Collateral Term Sheets, as applicable, except to the extent of any errors in the Computational Materials or ABS Term Sheets that are caused by errors in the Pool Information.

         In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by [____________________] in the case of parties indemnified pursuant to the first paragraph of this Section 7 and by the Company in the case of parties indemnified pursuant to the second paragraph of this Section 7. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time any indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than [___] days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         To the extent the indemnification provided for in this Section 7 is unavailable to an indemnified party under the first or second paragraph of this
Section 7 or is insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and by the Underwriter on the other, from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and of the Underwriter on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Underwriter on the other, in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions that the total net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriter in respect thereof respectively, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand, and of the Underwriter on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, Union Planters Bank, National Association and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the total public offering price of the Offered Securities purchased by the Underwriter under this Agreement, less the amount of any damages that the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or by on behalf of the Company, its directors or officers or any person controlling the Company and
(iii) acceptance of any payment for any of the Offered Securities.

         8. Termination. This Agreement shall be subject to termination in [____________________] absolute discretion, by notice given to the Company, if
(a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriter, is material and adverse and such event singly or together with any other such event, makes it, in the judgment of the Underwriter, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus or (b) if the sale of the Securities provided for herein is not consummated because of any failure or refusal on the apart of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement. If you terminate this Agreement in accordance with this Section 8 or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse you for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by the Underwriter in connection with the proposed purchase and sale of the Securities.

         9. Representations and Indemnities to Survive. The respective indemnity and contribution agreements and the representations, warranties and other statements of the Company, its officers and the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any termination of this Agreement, any investigation made by or on behalf of the Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 and delivery of and payment for the Offered Securities.

         10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         12. Applicable Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

         13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

         14. Notices. All communications hereunder shall be in writing and effective only on receipt and, if sent to the Underwriter, shall be delivered to the address specified on the signature page hereof; or if sent to the Company, shall be delivered to Union Planters Home Equity Corp., 7130 Goodlett Farms Parkway, Cordova, Tennessee 38018 (telephone (901) 580-6000; telecopy (901) 580-6923) attention of [____________________], with a copy (which copy shall not constitute notice hereunder) to Kevin J. Buckley, Esq., Hunton & Williams, 951 East Byrd Street, Riverfront Plaza, East Tower, Richmond, Virginia 23219 (telephone (804) 788-8200; telecopy (804) 788-8218).

         15. Miscellaneous. Time shall be of the essence of this Agreement. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be change, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among the Company and the Underwriter.

                                    Very truly yours,

                                    UNION PLANTERS HOME EQUITY CORP.



                                    By:
                                       -----------------------------------
                                    Name:      [____________________]
                                    Title:     President



                                    UNION PLANTERS BANK, NATIONAL
                                    ASSOCIATION



                                    By:
                                       ----------------------------------
                                    Name:     [____________________]
                                    Title:    Executive Vice President



The foregoing Agreement is hereby confirmed and accepted.

Accepted, [____________________]

[____________________]


By



By:
   ------------------------
Name:
Title:

                                   SCHEDULE I

Offered Securities



               Principal Amount/Notional Amount            Purchase Price
               --------------------------------            --------------
Class
-----

A-1                        $[    ]                             [    ]%
A-2                        $[    ]                             [    ]%

                                   SCHEDULE II

Non-Offered Securities

Class                      Principal Amount
-----                      ----------------
X-1                                 *
[X-2                                *]
[B-1                                $[     ]
B-2                                 $[     ]
B-3                                 $[     ]
B-4                                 $[     ]
B-5                                 $[     ]
B-6                                 $[     ]
PO                                  $[     ]
R                                   $[     ]]

------------

* The Class [____][and the Class [___]] Certificates are interest only certificates and have no principal balance. For any Distribution Date, the Class [___] [and the Class [___]] [_________] together have a Notional Principal Amount equal to the aggregate of the Principal Balances of the Non-Discount Mortgage Loans at the beginning of the related Due Period (or as of the Cut-Off Date in the case of the first Distribution Date).


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